UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2004

                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

    State of Delaware                000-22673          11-3374812
    (State or other jurisdiction     (Commission        (IRS Employer
    of incorporation)                File Number)       Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 8.01 OTHER EVENTS

      On October 26, 2004, Schick Technologies, Inc. issued a press release commenting on a settlement conference held on October 21, 2004. The Company's press release noted that it has not yet reached a settlement with the Securities and Exchange Commission, that it intends to continue settlement discussions with the SEC, and that the Court scheduled January 21, 2005 as the date on which the settlement conference will continue. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SCHICK TECHNOLOGIES, INC.
                                               (Registrant)

Date: October 26, 2004
                                         By: /s/ Zvi N. Raskin
                                            ----------------------------------
                                                 Zvi N. Raskin
                                                 Secretary and General Counsel